UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2014

Wells Fargo Commercial Mortgage Trust 2014-LC16
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
 (Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 11, 2014, with respect to Wells Fargo Commercial Mortgage Trust 2014-LC16.  The purpose of this amendment is (1) to file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4 and 99.5 to the Form 8-K and (2) to make clerical and minor revisions to the version of Exhibit 4.1 that was previously filed.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

	99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

	99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

	99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

	99.4	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

	99.5	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: June 25, 2014

Exhibit Index

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.4	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.